                                                                   EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of J. C. Penney Company, Inc.

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the registration statement.

/s/ KPMG LLP

Dallas, Texas
January 27, 1999